SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

                Nevada                                      76-0364866
----------------------------------------           -----------------------------
  (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                        Identification No.)

1300 West Sam Houston Parkway South, Suite 300 Houston, Texas          77042
--------------------------------------------------------------      -----------
    (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000






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Item 7. Financial Statements and Exhibits.

(c)  Exhibits

Exhibits                 Description of Exhibits
--------                 -----------------------
99.1                     Registrant's press release dated July 31, 2003
                         announcing earnings for the second quarter 2003 and six months ended June 30, 2003.*

* Furnished herewith.


Item 12.          Results of Operations and Financial Condition.

On July 31, 2003, U.S. Physical Therapy, Inc. reported its results for the second quarter 2003 and six months ended June 30, 2003. The earnings release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                U.S. PHYSICAL THERAPY, INC.


Dated: July 31, 2003                            By:     /s/ J. Michael Mullin
                                                        ---------------------
                                                Name:   J. Michael Mullin
                                                        -----------------
                                                Title:  Chief Financial Officer
                                                        -----------------------

EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------
99.1                 Registrant's press release dated July 31, 2003 announcing
                     earnings for the second quarter 2003 and six months ended
                     June 30, 2003.*

* Furnished herewith.